Exhibit 99.1

Microbot Medical® to Leverage Current Users Experience of the LIBERTY® Endovascular Robotic System at Key Oncology Conference to Support Commercial Adoption

Participating at the Society of Interventional Oncology Conference Will Allow the Company to Share Practical Insights and Personal Experiences.

HINGHAM, Mass., February 5, 2026 — Microbot Medical Inc. (Nasdaq: MBOT), developer and distributor of the innovative LIBERTY® Endovascular Robotic System, announced that it is attending the Society of Interventional Oncology (SIO) annual meeting, being held in Savannah, GA, February 4-8, 2026. The timing of the conference, which is during the Company’s limited market release of the LIBERTY System, will allow the Company to share practical insights and personal experiences from physicians who have used LIBERTY across hospitals and procedure types. This conference also marks the first commercial exhibition of LIBERTY following the commencement of the limited market release in late 2025, permitting the Company to directly engage with interventional oncologists with the goal of accelerating commercial awareness and adoption. Additionally, the Company will feature the LIBERTY System, offering hands-on live demonstrations of the robotic, single-use technology.

“LIBERTY represents a new and differentiated robotic solution, targeting a large and expanding multi-billion dollar market, with interventional oncology serving as a key value driver in interventional radiology,” commented Harel Gadot, CEO, President & Chairman. “Interventional oncology procedure volumes have increased significantly over the past decade, which we believe has created strong demand for advanced technologies such as LIBERTY. Engagement with interventional oncologists, including sharing user experience and reinforcing the breadth of LIBERTY’s functionality, is expected to support the commercial traction of LIBERTY ahead of the full market release which is planned for April.”

The Society of Interventional Oncology is a premier non-profit organization dedicated to establishing interventional oncology (IO) as the fourth pillar of cancer care alongside medical, surgical, and radiation oncology. SIO advances the field through evidence-based research, specialized education, and advocacy, providing a global community for practitioners.

LIBERTY is the only FDA cleared, single-use, remotely operated robotic system for peripheral endovascular procedures, and it is designed for precise vascular navigation while aiming to reduce radiation exposure and physical strain. The Company commenced the limited market release of the LIBERTY System in late 2025 and plans for a full market release at the Society of Interventional Radiology (SIR) conference in April 2026, allowing the Company to showcase LIBERTY with the goal to deepen market adoption.

About Microbot Medical

Microbot Medical Inc. (NASDAQ: MBOT) is a commercial stage medical device company focused on transforming endovascular procedures through advanced robotic technology. Microbot’s LIBERTY® Endovascular Robotic System is the world’s first FDA cleared single-use, remotely operated robotic solution designed for precision, efficiency and safety. Backed by a strong intellectual property portfolio and a commitment to innovation, Microbot is driving the future of endovascular care. Commercialization Robotics MedTech MBOT News Endovascular Robotics Medical Robotics Innovation

Learn more at www.microbotmedical.com and connect on LinkedIn and X.

Safe Harbor

Statements to future financial and/or operating results, future adoption of products, future growth in research, technology, clinical development, commercialization and potential opportunities for Microbot Medical Inc. and its subsidiaries, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Any statements that are not historical fact (including, but not limited to statements that contain words such as “contemplates,” “continues,” “could,” “forecasts,” “intends,” “may,” “might,” “possible,” “potential,” “predicts,” “projects,” “should,” “would,” “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements involve risks and uncertainties, including, without limitation, market conditions, risks inherent in the commercialization of the LIBERTY® Endovascular Robotic System, and in the development of future versions of or applications for the system, uncertainty in the results of regulatory pathways and regulatory approvals, uncertainty resulting from political, social and geopolitical conditions, particularly any changes in personnel or processes or procedures at the FDA and announcements of tariffs on imports into the U.S., disruptions resulting from new and ongoing hostilities between Israel and the Palestinians, Iran and other neighboring countries, and maintenance of intellectual property rights. Additional information on risks facing Microbot Medical® can be found under the heading “Risk Factors” in Microbot Medical’s periodic reports filed with the Securities and Exchange Commission (SEC), which are available on the SEC’s web site at www.sec.gov. Microbot Medical® disclaims any intent or obligation to update these forward-looking statements, except as required by law.

Contacts:

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